UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2008

Regal Entertainment Group

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On April 24, 2008, Regal Entertainment Group (“Regal”) announced its financial results for its first fiscal quarter ended March 27, 2008. A copy of the earnings release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as Exhibit 99.1. The earnings release contains certain non-GAAP financial measures for the periods set forth therein, including adjusted earnings per diluted share and adjusted EBITDA.  Adjusted earnings per diluted share is net income excluding loss on debt extinguishment, net of related tax effects, and gain on NCM transaction, net of related tax effects divided by adjusted weighted average number of diluted shares outstanding.  The most directly comparable GAAP financial measure to this non-GAAP financial measure is earnings (loss) per diluted share, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release. Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization expense, gain on NCM transaction, loss on disposal and impairment of operating assets, share-based compensation expense, joint venture employee compensation and depreciation and amortization, loss on debt extinguishment and minority interest and other, net.  The most directly comparable GAAP financial measure to this non-GAAP financial measure is net cash provided by operating activities, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release.

	Quarter Ended
	March 27, 2008	March 29, 2007
Earnings (loss) per diluted share	$(0.02)	$1.46

	Quarter Ended
	March 27, 2008	March 29, 2007
Net cash provided by operating activities (in millions)	$71.2	$710.0

Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the earnings release.

Regal is also furnishing to the Commission as Exhibit 99.2 to this current report on Form 8-K certain other financial information for its last four completed fiscal quarters, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 8.01   Other Events.

On April 24, 2008, Regal’s board of directors declared a cash dividend in the amount of $0.30 per share of Class A and Class B common stock, payable on June 24, 2008 to the Class A and Class B common stockholders of record on June 16, 2008.

Item 9.01   Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

N/A

(b)                                 Pro forma financial information.

N/A

(c)                                  Shell Company Transactions.

N/A

(d)                                 Exhibits.

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: April 24, 2008	By:	/s/ Amy E. Miles
Name: Amy E. Miles
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02